                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(A)
                     of the Securities Exchange Act of 1934

                                                          X
Filed by the Registrants                                -----

Filed by a Party other than the Registrant              -----

Check the appropriate box:

-----        Preliminary Proxy Statement

             Confidential, for use of the Commission Only (as permitted by
-----        Rule 14a-6(e)(2)

             Definitive Proxy Statement
-----

  X           Definitive Additional materials
-----

             Soliciting Material Pursuant to ss.240.14a-l l(c) or ss.240.14a-12
-----

--------------------------------------------------------------------------------

                        American Century Investment Trust
                        American Century Municipal Trust

                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

  X           No fee required.
-----

              Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
-----

              Fee paid previously with preliminary materials.
-----

October 22, 2003

Voting Period Extended: We Need Your Vote

To allow investors in the American Century funds listed below additional time to vote, the Special Meeting of the Shareholders scheduled to be held on October
17, 2003, has been adjourned to Friday, November 21, 2003.

o    Diversified Bond Fund

o    High-Yield Municipal Fund

The Fund's records indicate that you have not voted your shares. Please take the time now to cast your vote. In order for your vote to be represented, we must receive your instructions at or before the meeting on Friday, November 21, 2003.

For your convenience, we have established three easy voting methods:

o    By Phone: Please refer to the "800" number printed on your proxy card.

o    By Internet:  Visit www.proxyvote.com and enter the 12-digit control number located on your proxy card.

o    By Mail:  Simply  return your signed  proxy in the  enclosed  postage  paid envelope.

Please Don't Hesitate! Vote Today!

As the date of the special meeting approaches, if we still have not received your proxy, we may call asking you to exercise your right to vote.

Thank you in advance for your participation.